UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2014

Medley Management Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36638	47-1130638
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

375 Park Avenue, 33rd Floor, New York, NY, 10152

(Address of Principal Executive Offices) (Zip Code)

(212) 759-0777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering by Medley Management Inc. of its Class A common stock, described in the prospectus (the “Prospectus”), dated September 23, 2014, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-198212), on September 25, 2014, the Fourth Amended and Restated Limited Liability Company Agreement of Medley LLC, dated as of September 23, 2014, was entered into by and among Medley Management Inc., as the managing member of Medley LLC, and the other members of Medley LLC.

In addition, on September 23, 2014, Medley Management Inc. entered into: (i) the Exchange Agreement, dated as of September 23, 2014, among Medley Management Inc., Medley LLC and the holders of LLC Units from time to time party thereto; (ii) the Tax Receivable Agreement, dated as of September 23, 2014, by and among Medley Management Inc. and each of the other persons from time to time party thereto; and (iii) the Registration Rights Agreement, dated as of September 23, 2014, by and among Medley Management Inc. and the Covered Persons from time to time party thereto.

The Fourth Amended and Restated Limited Liability Company Agreement of Medley LLC, the Exchange Agreement, the Tax Receivable Agreement and the Registration Rights Agreement are filed herewith as exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.02 below is incorporated by reference into this Item 3.03.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors, Director Compensation

Effective September 23, 2014, Jeffrey T. Leeds, Guy Rounsaville, Jr. and Philip K. Ryan were appointed to the Board of Directors of Medley Management Inc., thereby joining Brook Taube, Seth Taube and Jeff Tonkel. Jeffrey T. Leeds, Guy Rounsaville, Jr. and Philip K. Ryan serve as members of Medley Management Inc.’s audit committee; Jeffrey T. Leeds, Brook Taube and Seth Taube serve as members of Medley Management Inc.’s compensation committee; Guy Rounsaville, Jr., Brook Taube and Seth Taube serve as members of Medley Management Inc.’s corporate governance and nominating committee; and Brook Taube, Seth Taube and Jeff Tonkel serve as members of Medley Management Inc.’s executive committee. Biographical information regarding each of these directors, any relationships required to be disclosed pursuant to Item 404(a) of Regulation S-K and a description of the terms of their annual compensation following the consummation of the initial public offering have previously been reported by Medley Management Inc. in the Prospectus.

Medley Management Inc. 2014 Omnibus Incentive Plan

Effective September 23, 2014, the Board of Directors and sole stockholder of Medley Management Inc. adopted the Medley Management Inc. 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). For further information regarding the Omnibus Incentive Plan, see “Management — Medley Management Inc. 2014 Omnibus Incentive Plan” in the Prospectus. The Omnibus Incentive Plan is filed herewith as exhibit 10.5.

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Non-Employee Director Equity Grants

On September 23, 2014, the Company approved grants of restricted stock units, effective September 29, 2014, to its non-employee directors under the Omnibus Incentive Plan, representing (A) the amount of the directors’ annual equity award for fiscal 2014 and (B) for those directors who elected to receive the cash portion of their annual compensation in restricted stock units, the amount of the directors’ annual cash award for fiscal 2014. The non-employee directors were granted restricted stock units in the following amounts: Jeffrey T. Leeds received 3,888 restricted stock units, Guy Rounsaville, Jr. received 1,944 restricted stock units and Philip K. Ryan received 3,888 restricted stock units. For further information regarding these non-employee director equity grants, see “Director Compensation” in the Prospectus.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2014, Medley Management Inc.’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and Medley Management Inc.’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. A description of Medley Management Inc.’s capital stock, after giving effect to the adoption of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, has previously been reported by Medley Management Inc. in the Prospectus. The Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01    Other Events.

 On September 29, 2014, Medley Management Inc. completed its initial public offering by issuing 6,000,000 shares of Class A common stock for cash consideration of $16.74 per share (net of underwriting discounts) to a syndicate of underwriters led by Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Deutsche Bank Securities Inc. and Keefe, Bruyette & Woods, Inc. as joint book-running managers for the offering. Realty Capital Securities, LLC, JMP Securities LLC, Ladenburg Thalmann & Co. Inc., MLV & Co. LLC and Gilford Securities Incorporated acted as co-managers.

As contemplated in the Prospectus, Medley Management Inc. has used all of the proceeds from its initial public offering to make a contribution to Medley LLC in exchange for 6,000,000 newly-issued LLC Units of Medley LLC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Medley Management Inc.

3.2	Amended and Restated Bylaws of Medley Management Inc.

10.1	Fourth Amended and Restated Limited Liability Company Agreement of Medley LLC, dated as of September 23, 2014.

10.2	Exchange Agreement, dated as of September 23, 2014, among Medley Management Inc., Medley LLC and the holders of LLC Units from time to time party thereto.

10.3	Tax Receivable Agreement, dated as of September 23, 2014, by and among Medley Management Inc. and each of the other persons from time to time party thereto.

10.4	Registration Rights Agreement, dated as of September 23, 2014, by and among Medley Management Inc. and the Covered Persons from time to time party thereto.

10.5	Medley Management Inc. 2014 Omnibus Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.

By:	/s/ Brook Taube
	Name:	Brook Taube
	Title:	Co-Chief Executive Officer and Chief Investment Officer

Date: September 29, 2014